UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 4, 2025

Date of Report (Date of earliest event reported)

CalciMedica, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39538	45-2120079
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Coast Boulevard South, Suite 307 La Jolla, California	92037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 952-5500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001, par value per share	CALC	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On March 4, 2025, CalciMedica, Inc. (the “Company”) issued a press release announcing data based on a post-hoc analysis from the previously completed Phase 2 CARDEA trial of Auxora patients with severe COVID-19 pneumonia. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Item 7.01 of this Current Report on Form 8-K, including the attached Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01, including Exhibit 99.1, shall not be incorporated by reference into any filing we make with the U.S. Securities and Exchange Commission (“SEC”), whether before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01 Other Events.

On March 4, 2025, the Company announced new data from a post-hoc analysis of the previously completed CARDEA trial, the Company’s Phase 2 trial evaluating Auxora for the treatment of severe COVID-19 pneumonia. The study included a subset of 38 patients who enrolled with Acute Kidney Injury (“AKI”), defined as an estimated glomerular filtration rate (“eGFR”) ≤ 60 ml/min/1.73 m², in addition to moderate or severe respiratory failure, which was an inclusion criterion. Within this subset, patients treated with Auxora showed a 62.7% relative reduction versus placebo in mortality at day 30 which persisted through day 60. Seven out of 15 (46.7%) of patients on placebo died by day 30 and day 60 as compared to 4 out of 23 (17.4%) of patients on Auxora. Auxora exhibited an absolute reduction in mortality of 29.3% in this subset.

This reduction in mortality in the patient subset with AKI exceeded that of the entire study population. In the entire study population (n = 261), a 56.3% (p = 0.017) relative reduction versus placebo in mortality at day 30 was observed, with an absolute reduction of 9.9% versus placebo.

The Company summarized previously disclosed data supporting the role of CRAC channel inhibition as a potential therapeutic mechanism in AKI, including:

•

In preclinical biomarker studies, rats with AKI following ischemic reperfusion injury had decreased Th17 cells in their kidneys when receiving a CRAC inhibitor versus control, highlighting immunomodulatory effects.

•

In in-vitro experiments, CRAC channel inhibition ameliorated injury to podocyte cells (kidney cells involved in filtration) caused by high glucose or angiotensin II, highlighting tissue-protective effects.

•	In preclinical outcome studies, glomerular filtration rates recovered more quickly and mortality was reduced in rats with severe or moderately severe AKI that received Auxora versus placebo.

•

In clinical trial biomarker studies, CARDEA patients who received Auxora versus placebo had changes in cardiorenal biomarkers—increases in angiopoietin-1 and decreases in angiopoietin-2 and D-dimers—which have been linked to the prevention of endothelial damage in prior studies and were correlated with improved outcomes in CARDEA.

•	At doses used experimentally and clinically, Auxora potentially provides a therapeutic window to treat acute critical illnesses without increasing risk of infection.

Cautionary Statement Regarding Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements which include, but are not limited to, statements related to the Company’s business strategy; results of post-hoc analyses from the previously completed Phase 2 CARDEA trial of Auxora and the Company’s ongoing and planned clinical trials and the timing and design, thereof, and the expected timing for the release of data from those trials; the potential benefits of Auxora for the treatment of AKI; and the potential of the Company’s proprietary technology to provide therapeutic benefits in life-threatening inflammatory and immunologic diseases. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. The Company’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including, but not limited to, risks and uncertainties related to: the impact of fluctuations in global financial markets on the Company’s business and the actions it may take in response thereto; the Company’s ability to execute its plans and strategies; the ability to obtain and maintain regulatory approval for Auxora; results from clinical trials or preclinical studies, including preliminary results, may not be indicative of results that may be observed in the future; potential safety and other complications from Auxora; the scope progress and expansion of developing and commercializing Auxora; the size and growth of the market therefor and the rate and degree of market acceptance thereof; economic, business, competitive, and/or regulatory factors affecting the business of the Company generally; the impact of government laws and regulations; and the Company’s need for additional capital. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are under the caption “Risk Factors” and elsewhere in the Company’s most recent filings with the SEC, including its Quarterly Report on Form 10-Q for the quarter ended September 30, 2024 and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time.

The forward-looking statements included in this Current Report on Form 8-K are made only as of the date hereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Item 9.01 Financial Statements and Exhibits. (d) Exhibits.

Exhibit No.	Description

99.1	Press release dated March 4, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CalciMedica, Inc.

Date: March 4, 2025	By:	/s/ A. Rachel Leheny, Ph.D.
	Name:	A. Rachel Leheny, Ph.D.
	Title:	Chief Executive Officer